                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Dreyer's Grand Ice Cream, Inc. (the "Company") on Form 10-Q for the period ended September 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy F. Kahn, Vice President of Finance and Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/   TIMOTHY F. KAHN
                                         ---------------------------------------
                                         Timothy F. Kahn
                                         Vice President of Finance and
                                            Administration and Chief Financial
                                            Officer
                                         November 12, 2002